UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2021

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the current report on Form 8-K, dated October 21, 2021, that was filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2021 (the “Original Form 8-K”) by South Plains Financial, Inc. (the “Company”), reporting the Company’s decision to: (i) dismiss Weaver and Tidwell, L.L.P. (“Weaver”) as its independent registered public accounting firm following the completion of its procedures on the financial statements of the Company as of and for the year ended December 31, 2021 and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”); and (ii) the appointment of BKD, LLP (“BKD”) as its independent registered public accounting firm for the fiscal year ending December 31, 2022 following the filing of the Form 10-K and subject to completion of BKD’s standard client acceptance procedures. The Form 10-K was filed on March 7, 2022.

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously announced in the Original Form 8-K, the Audit Committee of the Board of Directors of the Company approved the appointment of BKD as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, following the Company’s filing of the Form 10-K and subject to completion of BKD’s standard client acceptance procedures. Weaver continued as the Company’s independent registered public accounting firm for the year ended December 31, 2021. On March 7, 2022, when the Company filed its Form 10-K for the year ended December 31, 2021 with the SEC, Weaver completed its audit of the Company’s consolidated financial statements for such year, and the Company’s engagement of Weaver as its independent registered public accounting firm ended as of that date. BKD has completed its standard client acceptance procedures and BKD and the Company have executed an engagement letter relating to the Company’s engagement of BKD as the Company’s independent registered public accounting firm for the year ending December 31, 2022, effective as of March 7, 2022.

Weaver’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two (2) most recent fiscal years and the subsequent interim period through March 7, 2022, there were:

(i)
no disagreements with Weaver on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver, would have caused Weaver to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and

(ii)	no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Weaver with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Weaver to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Weaver’s letter dated March 11, 2022 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period through March 7, 2022 preceding BKD’s appointment, neither the Company nor anyone on its behalf consulted BKD regarding either:

(i)
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)
any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Weaver and Tidwell, L.L.P., dated March 11, 2022, to the U.S. Securities and Exchange Commission.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: March 11, 2022	By:	/s/ Steven B. Crockett
Steven B. Crockett
Chief Financial Officer and Treasurer